UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

DATE OF REPORT (Date of earliest event reported): August 3, 2009

______________________________

FIRST MERCHANTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

_______________________________

INDIANA	0-17071	35-1544218

(State or other jurisdiction                       (Commission File Number)                (IRS Employer Identification No.)

of incorporation)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of Principal Executive Offices, including Zip Code)

(765) 747-1500

(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 3, 2009, First Merchants Corporation issued a press release to report its financial results for the second quarter ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 99.1	Press Release, dated August 3, 2009, issued by
First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 3, 2009

FIRST MERCHANTS CORPORATION

By: _/s/Mark K. Hardwick___________
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 3, 2009 issued by
First Merchants Corporation

First Merchants Corporation

Exhibit No. 99.1

Press Release, dated August 3, 2009

N / E / W / S	R / E / L / E / A / S / E

August 3, 2009

FOR IMMEDIATE RELEASE

For more information, contact:

Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857

http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 2nd QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ – FRME) has reported a June 30, 2009, net loss of $31.2 million, or $1.48 per fully diluted common share. The Corporation’s second quarter contributed to year-to-date fully diluted common share loss of $1.31, down from the prior year income of $.81.

The decline in net income for the quarter was due to a higher-than-normal provision for loan losses of $59 million. The year-to-date provision was $72 million compared to $11 million during the first half of 2008. The Corporation’s allowance for loan losses, as a percent of total loans, increased to 2.16 percent as of quarter-end from 1.05 percent, as of June 30, 2008, a $45.5 million increase. The increase in the reserve is a result of the provision for loan losses exceeding charge-offs by $34.8 million in the last four quarters coupled with the $10.7 million allowance from the Lincoln acquisition.

Loan charge-offs were $40.4 million for the quarter. Commercial real estate charge-offs totaled $6.6 million, land and lot development loans totaled $5.1 million, 1-4 family residential properties totaled $3.1 million, commercial and industrial loans totaled $24.4 million and consumer loans totaled $1.2 million. The single largest charge-off, totaling $10.2 million, was taken as a result of fraudulent financial statements provided by a large commercial and industrial borrower. The Corporation is pursuing all legal actions to recover our exposure. Other losses for the quarter are primarily policy compliant loans resulting from economic pressures in our franchise.

Non-performing loans were $116 million, or 2.46 percent of total assets at quarter-end. Of these non-performing loans, commercial real estate loans totaled $42 million, land and lot development loans totaled $26 million, 1-4 family residential properties totaled $17 million, commercial and industrial loans totaled $24 million and other loans totaled $7 million. Other real estate owned (“OREO”) declined at quarter-end by $1.8 million to $20 million. In addition, loans past due 90 days or more fell by more than half from the prior quarter to $3.6 million.

As of June 30, 2009, the Corporation’s total risk-based capital totaled 12.56 percent, Tier 1 risk-based capital totaled 10.01 percent, Tier 1 leverage ratio totaled 8.31 percent, and tangible common equity ratio totaled 4.42 percent. All regulatory capital ratios exceed the regulatory definitions of “well capitalized”, in a range of 26 to 38 percent.

Net-Interest margin declined slightly by 4 basis points from 3.68 percent in the first quarter of 2009 to 3.64 percent in the second quarter of 2009 as net interest income remained stable at just over $38 million, reflecting the strength of ongoing operations.

Total non-interest income, linked quarter-over-quarter, increased by $224,000 when normalized for bond sales activities. Unrealized losses for the quarter included an other-than-temporary impairment charge of $2 million related to pooled trust preferred holdings. The original exposure of $14.9 million now totals $11.1 million.

Total non-interest expense, linked quarter-over-quarter, increased by $3.5 million as FDIC assessments increased by $2.9 million, expenses related to OREO write-downs increased by $1.1 million and professional services related to credit losses increased by just over $750,000. Absent credit-related costs and FDIC insurance costs, operating expenses decreased by nearly $1.3 million, reflecting the operational savings related to the Lincoln integration from mid-April. The largest reduction was in base salary expense totaling $950,000.

Michael C. Rechin, President and Chief Executive Officer, stated that, “First Merchants Corporation’s management team is disappointed to report a loss quarter and yet keenly focused on our plan of capital and liquidity management, asset quality improvement and operating efficiencies.”

Rechin continued, “Asset quality improvement efforts include policy and adjudication modifications, staffing changes, non-performing asset reductions and non-strategic asset reductions. During the quarter, we reduced our overall exposure to construction and development by $46 million to a balance of $162 million. We accomplished the reduction while earning assets grew reflecting our continued activity in our markets. Management will continue to ensure that all our stakeholder groups are well represented by First Merchants’ priority setting during this turbulent time.”

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Tuesday, August 4, 2009. To participate, dial (Toll Free) 800-860-2442 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-858-4600. In order to view the web cast and presentation slides, please go to http://www.snl.com/irweblinkx/corporateprofile.aspx?iid=100283 during the time of the call. A replay of both the call and the web cast will be available until August 12, 2009 at 9:00 a.m. (ET). To access replay, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay pass code is 431665.

During the call, we may make Forward-Looking Statements about our relative business outlook. These Forward-Looking Statements, and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank, and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, Inc., a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
		June 30,
	2009		2008
ASSETS
Cash and due from banks	$73,668		$80,996
Federal funds sold
Cash and cash equivalents	73,668		80,996
Interest-bearing time deposits	44,595		7,267
Investment securities	630,958		408,324
Mortgage loans held for sale	23,070		3,234
Loans	3,554,229		3,018,596
Less: Allowance for loan losses	(77,119)		(31,597)
Net loans	3,477,110		2,986,999
Premises and equipment	58,692		44,232
Federal Reserve and Federal Home Loan Bank stock	34,441		25,455
Interest receivable	20,778		19,680
Core deposit intangibles and goodwill	161,294		136,230
Cash surrender value of life insurance	93,876		72,948
Other real estate owned	20,227		17,243
Other assets	78,336		19,852
TOTAL ASSETS	$4,717,045		$3,822,460
LIABILITIES
Deposits:
Noninterest-bearing	$512,368		$403,152
Interest-bearing	3,078,555		2,460,483
Total Deposits	3,590,923		2,863,635
Borrowings:
Federal funds purchased	15,042		151,356
Securities sold under repurchase agreements	115,011		90,872
Federal Home Loan Bank advances	268,938		228,196
Subordinated debentures, revolving credit lines and term loans	194,783		115,826
Total Borrowings	593,774		586,250
Interest payable	7,351		6,658
Other liabilities	51,619		18,525
Total Liabilities	4,243,667		3,475,068
STOCKHOLDERS’ EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 116,000 shares	112,009
Cumulative Preferred Stock, $1,000 par value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125		125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 21,067,477 and 18,062,701 shares	2,633		2,258
Additional paid-in capital	204,403		140,258
Retained earnings	172,688		209,059
Accumulated other comprehensive loss	(18,480)		(4,308)
Total Stockholders’ Equity	473,378		347,392
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,717,045		$3,822,460

CONSOLIDATED STATEMENTS OF OPERATIONS	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)
	2009	2008	2009	2008
INTEREST INCOME
Loans receivable:
Taxable	$52,843	$49,023	$106,636	$100,124
Tax exempt	247	178	462	343
Investment securities:
Taxable	3,261	2,947	7,024	6,196
Tax exempt	2,362	1,452	4,131	2,965
Federal funds sold	42	3	54	11
Deposits with financial institutions	116	133	218	415
Federal Reserve and Federal Home Loan Bank stock	199	370	672	705
Total Interest Income	59,070	54,106	119,197	110,759
INTEREST EXPENSE
Deposits	15,569	16,297	32,280	35,730
Federal funds purchased		577	22	1,246
Securities sold under repurchase agreements	507	632	974	1,448
Federal Home Loan Bank advances	2,447	2,825	5,396	5,861
Subordinated debentures, revolving credit lines and term loans	2,113	1,602	3,592	3,492
Total Interest Expense	20,636	21,933	42,264	47,777
NET INTEREST INCOME	38,434	32,173	76,933	62,982
Provision for loan losses	58,995	7,070	71,916	10,893
NET INTEREST INCOME (LOSS) AFTER PROVISION FOR LOAN LOSSES	(20,561)	25,103	5,017	52,089
OTHER INCOME
Service charges on deposit accounts	3,888	3,157	7,430	6,088
Fiduciary activities	1,680	2,126	3,739	4,268
Other customer fees	1,946	1,767	3,949	3,446
Commission income	1,698	1,427	3,757	3,096
Earnings on cash surrender value of life insurance	331	606	654	1,344
Net gains and fees on sales of loans	1,678	668	3,108	1,311
Net realized and unrealized gains/(losses) on sales of available for sale securities	(891)	13	1,423	86
Other income	1,160	570	1,901	1,222
Total Other Income	11,490	10,334	25,961	20,861
OTHER EXPENSES
Salaries and employee benefits	19,685	15,698	39,700	31,796
Net occupancy	2,443	1,750	5,012	3,555
Equipment	1,909	1,643	3,785	3,297
Marketing	564	612	1,113	1,096
Outside data processing fees	1,405	1,009	3,338	1,891
Printing and office supplies	397	291	760	572
Core deposit amortization	1,278	808	2,555	1,598
Other expenses	10,511	4,593	16,643	8,872
Total Other Expenses	38,192	26,404	72,906	52,677
INCOME (LOSS) BEFORE INCOME TAX	(47,263)	9,033	(41,928)	20,273
Income tax expense (benefit)	(17,534)	2,491	(16,316)	5,605
NET INCOME (LOSS)	(29,729)	6,542	(25,612)	14,668
Preferred stock dividends and discount accretion	1,450		2,078
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(31,179)	$6,542	$(27,690)	$14,668
Per Share Data:
Basic Net Income (Loss) Available to Common Stockholders	$(1.49)	$0.37	$(1.32)	$0.82
Diluted Net Income (Loss) Available to Common Stockholders	$(1.48)	$0.36	$(1.31)	$0.81
Cash Dividends Paid	$0.08	$0.23	$0.31	$0.46
Average Diluted Shares Outstanding (in thousands)	21,120	18,159	21,108	18,108

FINANCIAL HIGHLIGHTS
	Three Months Ended		Six Months Ended
(Dollars in thousands)	June 30,		June 30,
	2009	2008	2009	2008
NET CHARGE OFF’S	$40,378	$4,567	$46,380	$7,524

AVERAGE BALANCES:
Total Assets	$4,813,639	$3,770,260	$4,767,145	$3,764,296
Total Loans	3,636,233	2,973,270	3,665,989	2,940,716
Total Deposits	3,669,103	2,835,076	3,653,466	2,835,625
Total Stockholders’ Equity	507,484	350,800	479,554	347,761

FINANCIAL RATIOS:
Return on Average Assets	(2.59)%	0.69%	(1.16)%	0.78%
Return on Average Stockholders’ Equity	(24.58)	7.46	(11.56)	8.44
Average Earning Assets to Average Assets	91.07	90.94	91.07	90.66
Allowance for Loan Losses as % of Total Loans	2.16	1.05	2.16	1.05
Net Charge Off’s as % of Average Loans (Annualized)	4.44	0.61	2.53	0.51
Dividend Payout Ratio	(5.41)	63.85	(23.66)	56.79
Average Stockholders’ Equity to Average Assets	10.54	9.30	10.05	9.24
Tax Equivalent Yield on Earning Assets	5.52	6.41	5.61	6.60
Cost of Supporting Liabilities	1.88	2.56	1.95	2.80
Net Interest Margin (FTE) on Earning Assets	3.64	3.85	3.66	3.80

NON-PERFORMING ASSETS

(Dollars in thousands)	June 30,	March 31,	December 31,	September 31,	June 30,
	2009	2009	2008	2008	2008
Non-Accrual Loans	$112,220	$108,546	$87,546	$37,879	$34,410
Renegotiated Loans	4,216		130	135	136
Non-Performing Loans (NPL)	116,436	108,546	87,676	38,014	34,546
Real Estate Owned and Repossessed Assets	20,227	22,077	18,458	16,916	17,243
Non-Performing Assets (NPA)	136,663	130,623	106,134	54,930	51,789
90+ Days Delinquent	3,596	7,732	5,982	8,056	3,538
NPAS & 90 Day Delinquent	$140,259	$138,355	$112,116	$62,986	$55,327

Loan Loss Reserve	$77,119	$58,502	$49,543	$34,985	$31,597
YTD Charge-offs	46,380	6,002	15,602	11,230	7,524
NPAs / Actual Assets %	2.90%	2.67%	2.22%	1.42%	1.35%
NPAs & 90 Day / Actual Assets %	2.97%	2.83%	2.34%	1.63%	1.45%
NPAs / Actual Loans and REO %	3.80%	3.54%	2.83%	1.77%	1.70%
Loan Loss Reserves / Actual Loans %	2.16%	1.60%	1.33%	1.14%	1.05%
NCOs / YTD Average Loans %	1.27%	0.16%	0.52%	0.38%	0.26%

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
ASSETS
Cash and due from banks	$73,668	$96,606	$84,249	$69,846	$80,996
Federal funds sold		89,282	66,237	7,818
Cash and cash equivalents	73,668	185,888	150,486	77,664	80,996
Interest-bearing time deposits	44,595	158,295	38,823	15,623	7,267
Investment securities	630,958	446,316	481,984	388,808	408,324
Mortgage loans held for sale	23,070	8,659	4,295	2,062	3,234
Loans	3,554,229	3,654,074	3,721,952	3,078,768	3,018,596
Less: Allowance for loan losses	(77,119)	(58,502)	(49,543)	(34,985)	(31,597)
Net loans	3,477,110	3,595,572	3,672,409	3,043,783	2,986,999
Premises and equipment	58,692	58,948	59,641	44,402	44,232
Federal Reserve and Federal Home Loan Bank stock	34,441	34,420	34,319	25,494	25,455
Interest receivable	20,778	20,783	23,976	21,569	19,680
Core deposit intangibles and goodwill	161,294	162,571	165,974	135,701	136,230
Cash surrender value of life insurance	93,876	93,544	93,222	73,448	72,948
Other real estate owned	20,227	22,077	18,458	16,916	17,243
Other assets	78,336	99,824	40,568	18,604	19,852
TOTAL ASSETS	$4,717,045	$4,886,897	$4,784,155	$3,864,074	$3,822,460
LIABILITIES
Deposits:
Noninterest-bearing	$512,368	$462,167	$460,519	$384,928	$403,152
Interest-bearing	3,078,555	3,222,797	3,258,292	2,529,355	2,460,483
Total Deposits	3,590,923	3,684,964	3,718,811	2,914,283	2,863,635
Borrowings:
Federal funds purchased	15,042			57,600	151,356
Securities sold under repurchase agreements	115,011	113,106	122,311	100,227	90,872
Federal Home Loan Bank advances	268,938	278,583	360,217	237,225	228,196
Subordinated debentures, revolving credit lines and term loans	194,783	204,779	135,826	176,256	115,826
Total Borrowings	593,774	596,468	618,354	571,308	586,250
Interest payable	7,351	8,278	8,844	6,529	6,658
Other liabilities	51,619	89,082	42,243	19,861	18,525
Total Liabilities	4,243,667	4,378,792	4,388,252	3,511,981	3,475,068
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 116,000 shares	112,009	111,831
Cumulative Preferred Stock, $1,000 par value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 21,067,477 and 18,062,701 shares	2,633	2,632	2,647	2,266	2,258
Additional paid-in capital	204,403	203,889	202,299	141,777	140,258
Retained earnings	172,688	205,616	206,496	210,605	209,059
Accumulated other comprehensive loss	(18,480)	(15,988)	(15,664)	(2,680)	(4,308)
Total Stockholders' Equity	473,378	508,105	395,903	352,093	347,392
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,717,045	$4,886,897	$4,784,155	$3,864,074	$3,822,460

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
INTEREST INCOME
Loans receivable:
Taxable	$52,843	$53,793	$48,433	$49,828	$49,023
Tax exempt	247	215	349	321	178
Investment securities:
Taxable	3,261	3,763	2,907	2,943	2,947
Tax exempt	2,362	1,769	1,511	1,379	1,452
Federal funds sold	42	12	7	10	3
Deposits with financial institutions	116	102	194	146	133
Federal Reserve and Federal Home Loan Bank stock	199	473	335	351	370
Total Interest Income	59,070	60,127	53,736	54,978	54,106
INTEREST EXPENSE
Deposits	15,569	16,711	15,638	16,213	16,297
Federal funds purchased		22	108	502	577
Securities sold under repurchase agreements	507	467	502	650	632
Federal Home Loan Bank advances	2,447	2,949	2,583	2,724	2,825
Subordinated debentures, revolving credit lines and term loans	2,113	1,479	1,757	1,635	1,602
Total Interest Expense	20,636	21,628	20,588	21,724	21,933
NET INTEREST INCOME	38,434	38,499	33,148	33,254	32,173
Provision for loan losses	58,995	12,921	10,251	7,094	7,070
NET INTEREST INCOME (LOSS) AFTER PROVISION FOR LOAN LOSSES	(20,561)	25,578	22,897	26,160	25,103
OTHER INCOME
Service charges on deposit accounts	3,888	3,542	3,346	3,568	3,157
Fiduciary activities	1,680	2,059	1,831	1,932	2,126
Other customer fees	1,946	2,003	1,634	1,696	1,767
Commission income	1,698	2,059	1,271	1,457	1,427
Earnings on cash surrender value of life insurance	331	323	(2,130)	519	606
Net gains and fees on sales of loans	1,678	1,430	531	648	668
Net realized and unrealized gains/(losses) on sales of available for sale securities	(891)	2,314	(914)	(1,255)	13
Other income	1,160	741	717	655	570
Total Other Income	11,490	14,471	6,286	9,220	10,334
OTHER EXPENSES
Salaries and employee benefits	19,685	20,015	15,880	15,330	15,698
Net occupancy	2,443	2,569	2,299	1,857	1,750
Equipment	1,909	1,876	1,713	1,649	1,643
Marketing	564	549	610	605	612
Outside data processing fees	1,405	1,933	1,128	1,068	1,009
Printing and office supplies	397	363	361	281	291
Core deposit amortization	1,278	1,277	809	809	808
Other expenses	10,511	6,132	6,200	5,516	4,593
Total Other Expenses	38,192	34,714	29,000	27,115	26,404
INCOME (LOSS) BEFORE INCOME TAX	(47,263)	5,335	183	8,265	9,033
Income tax expense (benefit)	(17,534)	1,218	(38)	2,516	2,491
NET INCOME (LOSS)	(29,729)	4,117	221	5,749	6,542
Preferred stock dividends and discount accretion	1,450	628
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(31,179)	$3,489	$221	$5,749	$6,542
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$(1.49)	$0.17	$0.01	$0.32	$0.37
Diluted Net Income (Loss) Available to Common Stockholders	$(1.48)	$0.17	$0.01	$0.32	$0.36
Cash Dividends Paid	$0.08	$0.23	$0.23	$0.23	$0.23
Average Diluted Shares Outstanding (in thousands)	21,120	21,093	18,257	18,196	18,159
FINANCIAL RATIOS:
Return on Average Assets	(2.59)%	0.30%	0.02%	0.60%	0.69%
Return on Average Stockholders' Equity	(24.58)	3.10	0.25	6.58	7.46
Average Earning Assets to Average Assets	91.07	91.07	91.15	91.02	90.94
Allowance for Loan Losses as % of Total Loans	2.16	1.60	1.33	1.14	1.05
Net Charge Off's as % of Average Loans (Annualized)	4.44	0.65	0.57	0.49	0.61
Dividend Payout Ratio	(5.41)	135.29	2,300.00	71.88	63.85
Average Stockholders' Equity to Average Assets	10.54	9.55	9.13	9.09	9.30
Tax Equivalent Yield on Earning Assets	5.52	5.69	6.21	6.39	6.41
Cost of Supporting Liabilities	1.88	2.01	2.33	2.48	2.56
Net Interest Margin (FTE) on Earning Assets	3.64	3.68	3.88	3.91	3.85

LOANS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Commercial and industrial loans	$874,671	$891,393	$904,646	$851,233	$815,137
Agricultural production financing and other loans to farmers	121,361	120,462	135,099	136,176	125,125
Real estate loans:
Construction	162,765	208,145	252,487	167,512	181,598
Commercial and farmland	1,231,986	1,246,450	1,202,372	966,259	954,672
Residential	930,714	949,259	956,245	731,065	718,065
Individuals' loans for household and other personal expenditures	174,363	193,109	201,632	145,345	161,387
Tax exempt loans	23,596	18,121	28,070	34,010	22,553
Lease financing receivables, net of unearned income	8,095	8,178	8,996	9,262	9,158
Other loans	26,678	18,957	32,405	37,906	30,901
	3,554,229	3,654,074	3,721,952	3,078,768	3,018,596
Allowance for loan losses	(77,119)	(58,502)	(49,543)	(34,985)	(31,597)
TOTAL LOANS	$3,477,110	$3,595,572	$3,672,409	$3,043,783	$2,986,999

DEPOSITS
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Demand deposits	$1,197,646	$1,166,205	$1,136,267	$921,034	$932,017
Savings deposits	740,340	743,812	721,387	540,596	546,951
Certificates and other time deposits of $100,000 or more	503,971	511,873	509,730	469,426	444,967
Other certificates and time deposits	835,889	853,149	874,144	636,495	632,047
Brokered deposits	313,067	409,925	477,283	346,732	307,653
TOTAL DEPOSITS	$3,590,913	$3,684,964	$3,718,811	$2,914,283	$2,863,635